Exhibit 99.3

Financial Supplement

Second Quarter 2018

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the company’s website (www.citizensbank.com). The company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

 CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q18 Change								2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18			2Q17			2018	2017	2017
						$		%	$		%			$		%
SELECTED OPERATING DATA
Total revenue	$1,509	$1,462	$1,484	$1,443	$1,396	$47		3%	$113		8%	$2,971	$2,780	$191		7%
Noninterest expense	875	883	898	858	864	(8)		(1)	11		1	1,758	1,718	40		2

Profit before provision for credit losses	634	579	586	585	532	55		9	102		19	1,213	1,062	151		14
Provision for credit losses	85	78	83	72	70	7		9	15		21	163	166	(3)		(2)
NET INCOME	425	388	666	348	318	37		10	107		34	813	638	175		27
Net income, Underlying[1]	425	388	349	348	318	37		10	107		34	813	615	198		32
Net income available to common stockholders	425	381	666	341	318	44		12	107		34	806	631	175		28
Net income available to common stockholders, Underlying[1]	425	381	349	341	318	44		12	107		34	806	608	198		33
PER COMMON SHARE DATA
Basic earnings	$0.88	$0.78	$1.35	$0.68	$0.63	$0.10		13%	$0.25		40%	$1.66	$1.24	$0.42		34%
Diluted earnings	0.88	0.78	1.35	0.68	0.63	0.10		13	0.25		40	1.65	1.24	0.41		33
Basic earnings, Underlying[1]	0.88	0.78	0.71	0.68	0.63	0.10		13	0.25		40	1.66	1.20	0.46		38
Diluted earnings, Underlying[1]	0.88	0.78	0.71	0.68	0.63	0.10		13	0.25		40	1.65	1.19	0.46		39
Cash dividends declared and paid per common share	0.22	0.22	0.18	0.18	0.14	–		–	0.08		57	0.44	0.28	0.16		57
Book value per common share	41.16	40.64	40.80	39.76	39.17	0.52		1	1.99		5	41.16	39.17	1.99		5
Tangible book value per common share	27.67	27.24	27.48	27.05	26.61	0.43		2	1.06		4	27.67	26.61	1.06		4
Dividend payout ratio	25%	28%	13%	26%	22%	(300	)bps		300	bps		27%	23%	400	bps
Dividend payout ratio, Underlying[1]	25	28	25	26	22	(300	)bps		300	bps		27	23	400	bps
COMMON SHARES OUTSTANDING
Average: Basic	484,744,354	487,500,618	492,149,763	500,861,076	506,371,846	(2,756,264)		(1%)	(21,627,492)		(4%)	486,114,872	507,903,141	(21,788,269)		(4%)
Diluted	486,141,695	489,266,826	493,788,007	502,157,384	507,414,122	(3,125,131)		(1)	(21,272,427)		(4)	487,683,216	509,362,055	(21,678,839)		(4)
Common shares at period-end	484,055,194	487,551,444	490,812,912	499,505,285	505,880,851	(3,496,250)		(1)	(21,825,657)		(4)	484,055,194	505,880,851	(21,825,657)		(4)
SHARE PRICE
High	$43.62	$48.23	$42.93	$38.06	$38.01	($4.61)		(10%)	$5.61		15%	$48.23	$39.75	$8.48		21%
Low	38.84	40.80	36.10	31.51	33.13	(1.96)		(5)	5.71		17	38.84	32.99	5.85		18
Close	38.90	41.98	41.98	37.87	35.68	(3.08)		(7)	3.22		9	38.90	35.68	3.22		9
Market capitalization	18,830	20,467	20,604	18,916	18,050	(1,637)		(8)	780		4	18,830	18,050	780		4
SEGMENT NET INCOME
Consumer Banking	$197	$170	$117	$122	$118	$27		16%	$79		67%	$367	$213	$154		72%
Commercial Banking	237	215	206	201	187	22		10	50		27	452	367	85		23
Other	(9)	3	343	25	13	(12)		NM	(22)		(169)	(6)	58	(64)		(110)

NET INCOME	$425	$388	$666	$348	$318	$37		10%	$107		34%	$813	$638	$175		27%

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q18 Change						2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
FINANCIAL RATIOS
Net interest margin	3.18%	3.16%	3.08%	3.05%	2.97%	2 bps		21 bps		3.17%	2.97%	20 bps
Return on average common equity	8.65	7.83	13.46	6.87	6.48	82 bps		217 bps		8.24	6.50	174 bps
Return on average common equity, Underlying[1]	8.65	7.83	7.05	6.87	6.48	82 bps		217 bps		8.24	6.27	197 bps
Return on average tangible common equity	12.93	11.71	19.92	10.13	9.57	122 bps		336 bps		12.32	9.62	270 bps
Return on average tangible common equity, Underlying[1]	12.93	11.71	10.43	10.13	9.57	122 bps		336 bps		12.32	9.28	304 bps
Return on average total assets	1.11	1.04	1.75	0.92	0.85	7 bps		26 bps		1.08	0.86	22 bps
Return on average total assets, Underlying[1]	1.11	1.04	0.92	0.92	0.85	7 bps		26 bps		1.08	0.83	25 bps
Return on average total tangible assets	1.16	1.08	1.83	0.96	0.89	8 bps		27 bps		1.12	0.90	22 bps
Return on average total tangible assets, Underlying[1]	1.16	1.08	0.96	0.96	0.89	8 bps		27 bps		1.12	0.87	25 bps
Effective income tax rate	22.58	22.52	(32.40)	32.18	31.13	6 bps		(855) bps		22.55	28.82	(627) bps
Effective income tax rate, Underlying[1]	22.58	22.52	33.68	32.18	31.13	6 bps		(855) bps		22.55	31.34	(879) bps
Efficiency ratio	57.95	60.43	60.52	59.41	61.94	(248) bps		(399) bps		59.17	61.81	(264) bps
Efficiency ratio, Underlying[1]	57.95	60.43	58.50	59.41	60.36	(248) bps		(241) bps		59.17	61.02	(185) bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)[2]
CET1 capital ratio	11.2%	11.2%	11.2%	11.1%	11.2%
Tier 1 capital ratio	11.6	11.4	11.4	11.3	11.4
Total capital ratio	13.8	13.9	13.9	13.8	14.0
Tier 1 leverage ratio	10.2	10.0	10.0	9.9	9.9
SELECTED BALANCE SHEET DATA (PERIOD-END)
Total assets	$155,431	$153,453	$152,336	$151,356	$151,407	$1,978	1%	$4,024	3%	$155,431	$151,407	$4,024	3%
Loans and leases:
Commercial	54,888	53,144	52,031	52,381	51,888	1,744	3	3,000	6	54,888	51,888	3,000	6
Retail	58,519	58,281	58,586	57,770	57,158	238	–	1,361	2	58,519	57,158	1,361	2

Total loans and leases	113,407	111,425	110,617	110,151	109,046	1,982	2	4,361	4	113,407	109,046	4,361	4
Deposits	117,073	115,730	115,089	113,235	113,613	1,343	1	3,460	3	117,073	113,613	3,460	3
Long-term borrowed funds	13,641	13,486	11,765	13,400	13,154	155	1	487	4	13,641	13,154	487	4
Total stockholders’ equity	20,467	20,059	20,270	20,109	20,064	408	2	403	2	20,467	20,064	403	2
Loans-to-deposits ratio (period-end balances)[3]	97.47%	96.97%	96.74%	98.36%	96.60%	50 bps		87 bps		97.47%	96.60%	87 bps
Loans-to-deposits ratio (average balances)[3]	98.59	98.56	97.77	97.59	99.08	3 bps		(49) bps		98.58	98.95	(37) bps
Full-time equivalent colleagues	17,699	17,546	17,594	17,696	17,738	153	1	(39)	–	17,699	17,738	(39)	–

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

[2]	The December 31, 2017 capital ratios reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

[3]	Includes loans and leases held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q18 Change						2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$1,230	$1,146	$1,121	$1,096	$1,040	$84	7%	$190	18%	$2,376	$2,032	$344	17%
Interest and fees on loans held for sale	5	4	5	5	4	1	25	1	25	9	8	1	13
Interest and fees on other loans held for sale	3	4	4	3	2	(1)	(25)	1	50	7	3	4	133
Investment securities	165	168	156	155	154	(3)	(2)	11	7	333	314	19	6
Interest-bearing deposits in banks	8	6	5	5	5	2	33	3	60	14	8	6	75

Total interest income	1,411	1,328	1,291	1,264	1,205	83	6	206	17	2,739	2,365	374	16

INTEREST EXPENSE:
Deposits	181	145	130	123	102	36	25	79	77	326	188	138	73
Federal funds purchased and securities sold under agreements to repurchase	1	1	1	1	–	–	–	1	100	2	1	1	100
Other short-term borrowed funds	14	9	9	7	7	5	56	7	100	23	15	8	53
Long-term borrowed funds	94	82	71	71	70	12	15	24	34	176	130	46	35

Total interest expense	290	237	211	202	179	53	22	111	62	527	334	193	58

Net interest income	1,121	1,091	1,080	1,062	1,026	30	3	95	9	2,212	2,031	181	9

NONINTEREST INCOME:
Service charges and fees	127	124	131	131	129	3	2	(2)	(2)	251	254	(3)	(1)
Card fees	60	61	56	58	59	(1)	(2)	1	2	121	119	2	2
Capital markets fees	48	39	42	53	51	9	23	(3)	(6)	87	99	(12)	(12)
Trust and investment services fees	43	40	42	38	39	3	8	4	10	83	78	5	6
Letter of credit and loan fees	32	30	31	30	31	2	7	1	3	62	60	2	3
Foreign exchange and interest rate products	34	27	32	24	26	7	26	8	31	61	53	8	15
Mortgage banking fees	27	25	28	27	30	2	8	(3)	(10)	52	53	(1)	(2)
Securities gains, net	2	8	2	2	3	(6)	(75)	(1)	(33)	10	7	3	43
Other income	15	17	40	18	2	(2)	(12)	13	NM	32	26	6	23

Total noninterest income	388	371	404	381	370	17	5	18	5	759	749	10	1

TOTAL REVENUE	1,509	1,462	1,484	1,443	1,396	47	3	113	8	2,971	2,780	191	7
Provision for credit losses	85	78	83	72	70	7	9	15	21	163	166	(3)	(2)
NONINTEREST EXPENSE:
Salaries and employee benefits[1]	453	470	450	438	432	(17)	(4)	21	5	923	878	45	5
Outside services	106	99	118	99	96	7	7	10	10	205	187	18	10
Occupancy	79	81	80	78	79	(2)	(2)	–	–	160	161	(1)	(1)
Equipment expense	64	67	67	65	64	(3)	(4)	–	–	131	131	–	–
Amortization of software	46	46	46	45	45	–	–	1	2	92	89	3	3
Other operating expense[1]	127	120	137	133	148	7	6	(21)	(14)	247	272	(25)	(9)

Total noninterest expense	875	883	898	858	864	(8)	(1)	11	1	1,758	1,718	40	2

Income before income tax expense (benefit)	549	501	503	513	462	48	10	87	19	1,050	896	154	17
Income tax expense (benefit)	124	113	(163)	165	144	11	10	(20)	(14)	237	258	(21)	(8)

Net income	$425	$388	$666	$348	$318	$37	10%	$107	34%	$813	$638	$175	27%

Net income, Underlying[2]	$425	$388	$349	$348	$318	$37	10%	$107	34%	$813	$615	$198	32%

Net income available to common stockholders	$425	$381	$666	$341	$318	$44	12%	$107	34%	$806	$631	$175	28%

Net income available to common stockholders, Underlying[2]	$425	$381	$349	$341	$318	$44	12%	$107	34%	$806	$608	$198	33%

[1]	As of January 1, 2018, we retrospectively adopted ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires the service cost component of net periodic pension and postretirement benefit cost to be reported separately in the Consolidated Statements of Operations from the other components. Prior periods have been adjusted to conform with the current period presentation.
[2]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD-END BALANCES

	AS OF					JUNE 30, 2018 CHANGE
	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2018		June 30, 2017
						$	%	$	%
ASSETS:
Cash and due from banks	$997	$1,172	$987	$781	$904	($175)	(15%)	$93	10%
Interest-bearing cash and due from banks	2,868	2,687	2,045	1,339	3,263	181	7	(395)	(12)
Interest-bearing deposits in banks	114	142	192	287	433	(28)	(20)	(319)	(74)
Debt securities available for sale, at fair value[1]	20,157	19,958	20,157	19,982	19,257	199	1	900	5
Debt securities held to maturity[1]	4,417	4,555	4,685	4,823	4,967	(138)	(3)	(550)	(11)
Equity securities, at fair value[1]	170	172	169	165	97	(2)	(1)	73	75
Equity securities, at cost[1]	769	748	722	772	794	21	3	(25)	(3)
Loans held for sale, at fair value	521	478	497	500	520	43	9	1	–
Other loans held for sale	189	322	221	724	187	(133)	(41)	2	1
Loans and leases	113,407	111,425	110,617	110,151	109,046	1,982	2	4,361	4
Less: Allowance for loan and lease losses	(1,253)	(1,246)	(1,236)	(1,224)	(1,219)	(7)	(1)	(34)	(3)

Net loans and leases	112,154	110,179	109,381	108,927	107,827	1,975	2	4,327	4
Derivative assets	224	274	617	596	408	(50)	(18)	(184)	(45)
Premises and equipment	720	687	685	618	600	33	5	120	20
Bank-owned life insurance	1,677	1,669	1,656	1,646	1,636	8	–	41	3
Goodwill	6,887	6,887	6,887	6,887	6,887	–	–	–	–
Due from broker	–	84	6	226	530	(84)	(100)	(530)	(100)
Other assets	3,567	3,439	3,429	3,083	3,097	128	4	470	15

TOTAL ASSETS	$155,431	$153,453	$152,336	$151,356	$151,407	$1,978	1%	$4,024	3%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$29,439	$28,437	$29,279	$28,643	$27,814	$1,002	4%	$1,625	6%
Interest-bearing	87,634	87,293	85,810	84,592	85,799	341	–	1,835	2

Total deposits	117,073	115,730	115,089	113,235	113,613	1,343	1	3,460	3
Federal funds purchased and securities sold under agreements to repurchase[2]	326	315	815	453	429	11	3	(103)	(24)
Other short-term borrowed funds	1,499	1,494	1,856	1,505	2,004	5	–	(505)	(25)
Derivative liabilities	425	331	310	242	159	94	28	266	167
Deferred taxes, net	456	475	571	744	740	(19)	(4)	(284)	(38)
Long-term borrowed funds	13,641	13,486	11,765	13,400	13,154	155	1	487	4
Due to broker	–	84	–	–	–	(84)	(100)	–	–
Other liabilities	1,544	1,479	1,660	1,668	1,244	65	4	300	24

TOTAL LIABILITIES	134,964	133,394	132,066	131,247	131,343	1,570	1	3,621	3
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	543	247	247	247	247	296	120	296	120
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	–	–	–	–
Additional paid-in capital	18,806	18,797	18,781	18,768	18,761	9	–	45	–
Retained earnings[3]	4,755	4,437	4,164	3,442	3,191	318	7	1,564	49
Treasury stock, at cost	(2,433)	(2,283)	(2,108)	(1,773)	(1,548)	(150)	(7)	(885)	(57)
Accumulated other comprehensive loss[3]	(1,210)	(1,145)	(820)	(581)	(593)	(65)	(6)	(617)	(104)

TOTAL STOCKHOLDERS’ EQUITY	20,467	20,059	20,270	20,109	20,064	408	2	403	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$155,431	$153,453	$152,336	$151,356	$151,407	$1,978	1%	$4,024	3%

Memo: Total tangible common equity	$13,394	$13,280	$13,489	$13,512	$13,463	$114	1%	($69)	(1%)

[1]	As of January 1, 2018, we adopted ASU 2016-01, Financial Instruments, Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which requires separate presentation of financial assets and financial liabilities by measurement category and form of financial assets on the balance sheet.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements.
[3]	The December 31, 2017 balances reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

LOANS AND DEPOSITS

(in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2018 CHANGE
	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2018		June 30, 2017
						$	%	$	%
LOANS AND LEASES:
Commercial	$39,278	$38,277	$37,562	$37,706	$37,329	$1,001	3%	$1,949	5%
Commercial real estate	12,528	11,775	11,308	11,426	11,213	753	6	1,315	12
Leases	3,082	3,092	3,161	3,249	3,346	(10)	—	(264)	(8)

Total commercial loans and leases	54,888	53,144	52,031	52,381	51,888	1,744	3	3,000	6

Residential mortgages	17,814	17,346	17,045	16,619	16,082	468	3	1,732	11
Home equity loans	1,211	1,298	1,392	1,483	1,606	(87)	(7)	(395)	(25)
Home equity lines of credit	13,014	13,190	13,483	13,555	13,696	(176)	(1)	(682)	(5)
Home equity loans serviced by others[1]	465	504	542	599	647	(39)	(8)	(182)	(28)
Home equity lines of credit serviced by others[1]	124	136	149	166	182	(12)	(9)	(58)	(32)
Automobile	12,517	12,794	13,204	13,311	13,449	(277)	(2)	(932)	(7)
Education	8,450	8,324	8,134	8,014	7,720	126	2	730	9
Credit card	1,877	1,808	1,848	1,754	1,711	69	4	166	10
Other retail	3,047	2,881	2,789	2,269	2,065	166	6	982	48

Total retail loans	58,519	58,281	58,586	57,770	57,158	238	—	1,361	2

Total loans and leases	$113,407	$111,425	$110,617	$110,151	$109,046	$1,982	2%	$4,361	4%

Loans held for sale, at fair value	521	478	497	500	520	43	9	1	—
Other loans held for sale	189	322	221	724	187	(133)	(41)	2	1

Loans and leases and loans held for sale	$114,117	$112,225	$111,335	$111,375	$109,753	$1,892	2%	$4,364	4%

DEPOSITS:
Demand	$29,439	$28,437	$29,279	$28,643	$27,814	$1,002	4%	$1,625	6%
Checking with interest	22,775	21,767	22,229	21,756	22,497	1,008	5	278	1
Regular savings	9,902	9,896	9,518	9,470	9,542	6	—	360	4
Money market accounts	36,139	38,880	37,454	37,070	38,275	(2,741)	(7)	(2,136)	(6)
Term deposits	18,818	16,750	16,609	16,296	15,485	2,068	12	3,333	22

Total deposits	$117,073	$115,730	$115,089	$113,235	$113,613	$1,343	1%	$3,460	3%

1 Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
AVERAGE BALANCES						2Q18 Change						2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$1,801	$1,442	$1,528	$1,663	$2,081	$359	25%	($280)	(13%)	$1,622	$2,023	($401)	(20%)

Taxable investment securities	25,197	25,433	25,678	25,588	25,732	(236)	(1)	(535)	(2)	25,315	25,760	(445)	(2)
Non-taxable investment securities	6	6	6	7	7	—	—	(1)	(14)	6	8	(2)	(25)

Total investment securities	25,203	25,439	25,684	25,595	25,739	(236)	(1)	(536)	(2)	25,321	25,768	(447)	(2)

Investment securities and interest-bearing deposits	27,004	26,881	27,212	27,258	27,820	123	—	(816)	(3)	26,943	27,791	(848)	(3)

Commercial	39,399	37,960	37,713	37,448	37,846	1,439	4	1,553	4	38,683	37,682	1,001	3
Commercial real estate	12,071	11,549	11,396	11,401	11,086	522	5	985	9	11,812	10,955	857	8
Leases	3,073	3,114	3,201	3,302	3,557	(41)	(1)	(484)	(14)	3,093	3,626	(533)	(15)

Total commercial loans and leases	54,543	52,623	52,310	52,151	52,489	1,920	4	2,054	4	53,588	52,263	1,325	3

Residential mortgages	17,488	17,162	16,794	16,323	15,646	326	2	1,842	12	17,326	15,466	1,860	12
Home equity loans	1,252	1,342	1,437	1,547	1,668	(90)	(7)	(416)	(25)	1,297	1,730	(433)	(25)
Home equity lines of credit	13,112	13,353	13,501	13,608	13,765	(241)	(2)	(653)	(5)	13,232	13,860	(628)	(5)
Home equity loans serviced by others[1]	480	520	564	618	668	(40)	(8)	(188)	(28)	500	693	(193)	(28)
Home equity lines of credit serviced by others[1]	130	142	156	173	188	(12)	(8)	(58)	(31)	136	198	(62)	(31)
Automobile	12,657	13,015	13,277	13,349	13,574	(358)	(3)	(917)	(7)	12,835	13,672	(837)	(6)
Education	8,374	8,283	8,071	7,814	7,490	91	1	884	12	8,329	7,165	1,164	16
Credit cards	1,854	1,828	1,803	1,738	1,693	26	1	161	10	1,841	1,679	162	10
Other retail	2,966	2,847	2,537	2,163	1,959	119	4	1,007	51	2,906	1,880	1,026	55

Total retail loans	58,313	58,492	58,140	57,333	56,651	(179)	—	1,662	3	58,402	56,343	2,059	4

Total loans and leases	112,856	111,115	110,450	109,484	109,140	1,741	2	3,716	3	111,990	108,606	3,384	3
Loans held for sale, at fair value	470	420	482	503	465	50	12	5	1	445	487	(42)	(9)
Other loans held for sale	195	255	285	234	162	(60)	(24)	33	20	225	118	107	91

Interest-earning assets	140,525	138,671	138,429	137,479	137,587	1,854	1	2,938	2	139,603	137,002	2,601	2
Allowance for loan and lease losses	(1,246)	(1,236)	(1,222)	(1,220)	(1,223)	(10)	(1)	(23)	(2)	(1,241)	(1,229)	(12)	(1)
Goodwill	6,887	6,887	6,887	6,887	6,882	—	—	5	—	6,887	6,879	8	—
Other noninterest-earning assets	7,087	7,201	7,017	6,866	6,632	(114)	(2)	455	7	7,144	6,683	461	7

TOTAL ASSETS	$153,253	$151,523	$151,111	$150,012	$149,878	$1,730	1%	$3,375	2%	$152,393	$149,335	$3,058	2%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$22,185	$21,665	$21,459	$21,909	$21,751	$520	2%	$434	2%	$21,927	$21,228	$699	3%
Money market accounts	36,396	37,084	37,483	37,535	36,912	(688)	(2)	(516)	(1)	36,738	37,390	(652)	(2)
Regular savings	9,889	9,627	9,473	9,491	9,458	262	3	431	5	9,759	9,285	474	5
Term deposits	17,838	16,503	16,470	15,971	15,148	1,335	8	2,690	18	17,174	14,663	2,511	17

Total interest-bearing deposits	86,308	84,879	84,885	84,906	83,269	1,429	2	3,039	4	85,598	82,566	3,032	4
Federal funds purchased and securities sold under agreements to repurchase[2]	504	645	685	733	808	(141)	(22)	(304)	(38)	574	845	(271)	(32)
Other short-term borrowed funds	1,677	1,481	2,432	1,624	2,275	196	13	(598)	(26)	1,579	2,617	(1,038)	(40)
Long-term borrowed funds	13,394	13,549	11,658	12,210	13,647	(155)	(1)	(253)	(2)	13,471	13,033	438	3

Total borrowed funds	15,575	15,675	14,775	14,567	16,730	(100)	(1)	(1,155)	(7)	15,624	16,495	(871)	(5)

Total interest-bearing liabilities	101,883	100,554	99,660	99,473	99,999	1,329	1	1,884	2	101,222	99,061	2,161	2
Total demand deposits	28,834	28,544	28,868	28,041	27,521	290	1	1,313	5	28,690	27,808	882	3
Other liabilities	2,433	2,446	2,712	2,523	2,452	(13)	(1)	(19)	(1)	2,440	2,659	(219)	(8)

TOTAL LIABILITIES	133,150	131,544	131,240	130,037	129,972	1,606	1	3,178	2	132,352	129,528	2,824	2

STOCKHOLDERS’ EQUITY	20,103	19,979	19,871	19,975	19,906	124	1	197	1	20,041	19,807	234	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$153,253	$151,523	$151,111	$150,012	$149,878	$1,730	1%	$3,375	2%	$152,393	$149,335	$3,058	2%

Memo: Total average tangible common equity	$13,200	$13,198	$13,266	$13,376	$13,309	$2	—%	($109)	(1%)	$13,199	$13,213	($14)	—%
Total deposits (interest-bearing and demand)	$115,142	$113,423	$113,753	$112,947	$110,790	$1,719	2%	$4,352	4%	$114,288	$110,374	$3,914	4%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

2 Balances are net of certain short-term receivables associated with reverse repurchase agreements.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS										FOR THE SIX MONTHS ENDED JUNE 30,
AVERAGE ANNUALIZED YIELDS AND RATES	2Q18		1Q18		4Q17		3Q17		2Q17		2018		2017
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	1.77%	$8	1.61%	$6	1.30%	$5	1.14%	$5	0.88%	$5	1.70%	$14	0.76%	$8

Taxable investment securities	2.62	165	2.64	168	2.44	156	2.42	155	2.39	154	2.63	333	2.44	314
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.62	165	2.64	168	2.44	156	2.42	155	2.39	154	2.63	333	2.44	314

Investment securities and interest-bearing deposits		173		174		161		160		159		347		322

Commercial	4.07	405	3.77	357	3.65	352	3.61	344	3.40	326	3.92	762	3.36	638
Commercial real estate	4.39	134	4.11	119	3.80	110	3.69	108	3.47	97	4.25	253	3.34	184
Leases	2.69	21	2.61	20	2.48	20	2.54	21	2.50	22	2.65	41	2.49	45

Total commercial loans and leases	4.06	560	3.77	496	3.61	482	3.56	473	3.35	445	3.92	1,056	3.30	867

Residential mortgages	3.57	156	3.56	153	3.57	149	3.57	146	3.57	140	3.56	309	3.56	276
Home equity loans	5.91	18	5.76	19	5.60	20	5.72	22	5.74	24	5.83	37	5.70	49
Home equity lines of credit	4.40	144	4.20	138	3.97	135	3.93	135	3.68	126	4.30	282	3.55	244
Home equity loans serviced by others[1]	7.23	9	7.31	9	7.20	11	7.04	11	7.12	11	7.28	18	7.07	24
Home equity lines of credit serviced by others[1]	3.62	1	3.98	1	4.32	1	4.05	2	4.24	2	3.81	2	3.98	4
Automobile	3.60	113	3.47	112	3.39	114	3.31	111	3.23	110	3.53	225	3.20	217
Education	5.71	119	5.58	114	5.43	111	5.36	106	5.26	98	5.65	233	5.25	186
Credit cards	10.74	50	10.70	48	10.46	47	10.69	47	10.71	45	10.72	98	10.93	91
Other retail	8.10	60	7.97	56	7.92	51	7.88	43	8.01	39	8.04	116	7.98	74

Total retail loans	4.61	670	4.49	650	4.37	639	4.32	623	4.21	595	4.55	1,320	4.16	1,165

Total loans and leases	4.34	1,230	4.15	1,146	4.01	1,121	3.96	1,096	3.80	1,040	4.25	2,376	3.75	2,032
Loans held for sale, at fair value	4.15	5	3.84	4	3.70	5	3.69	5	3.60	4	4.01	9	3.45	8
Other loans held for sale	6.38	3	6.21	4	5.49	4	4.72	3	5.51	2	6.29	7	5.86	3

Total interest-earning assets	4.00	1,411	3.85	1,328	3.69	1,291	3.64	1,264	3.49	1,205	3.93	2,739	3.46	2,365
INTEREST-BEARING LIABILITIES:
Checking with interest	0.61	34	0.48	26	0.41	23	0.43	23	0.36	20	0.55	60	0.31	33
Money market accounts	0.87	79	0.71	65	0.61	58	0.57	54	0.49	45	0.79	144	0.46	86
Regular savings	0.05	1	0.05	1	0.05	1	0.04	1	0.04	1	0.05	2	0.04	2
Term deposits	1.50	67	1.30	53	1.18	48	1.09	45	0.97	36	1.41	120	0.93	67

Total interest-bearing deposits	0.84	181	0.69	145	0.61	130	0.58	123	0.49	102	0.77	326	0.46	188
Federal funds purchased and securities sold under agreements to repurchase[2]	0.73	1	0.68	1	0.45	1	0.50	1	0.37	—	0.70	2	0.30	1
Other short-term borrowed funds	3.48	14	2.40	9	1.58	9	1.55	7	1.23	7	2.99	23	1.13	15
Long-term borrowed funds	2.77	94	2.44	82	2.42	71	2.31	71	2.05	70	2.60	176	2.00	130

Total borrowed funds	2.78	109	2.36	92	2.19	81	2.14	79	1.86	77	2.57	201	1.77	146

Total interest-bearing liabilities	1.14	290	0.95	237	0.84	211	0.80	202	0.72	179	1.05	527	0.68	334
INTEREST RATE SPREAD	2.87		2.90		2.85		2.84		2.77		2.88		2.78
NET INTEREST MARGIN	3.18%		3.16%		3.08%		3.05%		2.97%		3.17%		2.97%
Memo: Total deposit costs	0.63%	$181	0.52%	$145	0.45%	$130	0.43%	$123	0.37%	$102	0.57%	$326	0.34%	$188

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

2 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(in millions, except ratio data)

	SECOND QUARTER 2018				FIRST QUARTER 2018				CHANGE
									2Q18 from 1Q18
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%

Net interest income	$759	$376	($14)	$1,121	$733	$357	$1	$1,091	$30	3%

Noninterest income	228	140	20	388	222	125	24	371	17	5

Total revenue	987	516	6	1,509	955	482	25	1,462	47	3

Noninterest expense	658	200	17	875	656	208	19	883	(8)	(1)

Profit (loss) before provision for credit losses	329	316	(11)	634	299	274	6	579	55	9

Provision for credit losses	66	9	10	85	72	(4)	10	78	7	9

Income (loss) before income tax expense (benefit)	263	307	(21)	549	227	278	(4)	501	48	10

Income tax expense (benefit)	66	70	(12)	124	57	63	(7)	113	11	10

Net income (loss)	$197	$237	($9)	$425	$170	$215	$3	$388	$37	10%

Average Balances

Total assets	$61,232	$52,170	$39,851	$153,253	$61,348	$50,393	$39,782	$151,523	$1,730	1%

Total loans and leases[2]	59,830	51,202	2,489	113,521	59,942	49,285	2,563	111,790	1,731	2

Deposits	77,402	30,214	7,526	115,142	75,416	30,766	7,241	113,423	1,719	2

Interest-earning assets	59,880	51,404	29,241	140,525	59,994	49,479	29,198	138,671	1,854	1

Key Metrics

Net interest margin	5.08%	2.93%	NM	3.18%	4.96%	2.93%	NM	3.16%	2 bps

Efficiency ratio	66.68	38.80	NM	57.95	68.72	43.07	NM	60.43	(248) bps

Loans-to-deposits ratio (period-end balances)[2]	77.03	168.14	NM	97.47	76.80	161.82	NM	96.97	50 bps

Loans-to-deposits ratio (average balances)[2]	77.30	169.47	NM	98.59	79.48	160.19	NM	98.56	3 bps

Return on average total tangible assets	1.29	1.82	NM	1.16	1.12	1.73	NM	1.08	8 bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	SECOND QUARTER 2018				SECOND QUARTER 2017				CHANGE
									2Q18 from 2Q17
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%

Net interest income[2]	$759	$376	($14)	$1,121	$657	$344	$25	$1,026	$95	9%

Noninterest income	228	140	20	388	229	130	11	370	18	5

Total revenue	987	516	6	1,509	886	474	36	1,396	113	8

Noninterest expense	658	200	17	875	644	192	28	864	11	1

Profit (loss) before provision for credit losses	329	316	(11)	634	242	282	8	532	102	19

Provision for credit losses	66	9	10	85	60	1	9	70	15	21

Income (loss) before income tax expense (benefit)	263	307	(21)	549	182	281	(1)	462	87	19

Income tax expense (benefit)	66	70	(12)	124	64	94	(14)	144	(20)	(14)

Net income (loss)	$197	$237	($9)	$425	$118	$187	$13	$318	$107	34%

Average Balances

Total assets	$61,232	$52,170	$39,851	$153,253	$59,244	$49,731	$40,903	$149,878	$3,375	2%

Total loans and leases[3]	59,830	51,202	2,489	113,521	57,922	48,772	3,073	109,767	3,754	3

Deposits	77,402	30,214	7,526	115,142	75,107	28,744	6,939	110,790	4,352	4

Interest-earning assets	59,880	51,404	29,241	140,525	57,973	48,923	30,691	137,587	2,938	2

Key Metrics

Net interest margin	5.08%	2.93%	NM	3.18%	4.54%	2.82%	NM	2.97%	21 bps

Efficiency ratio	66.68	38.80	NM	57.95	72.64	40.48	NM	61.94	(399) bps

Loans-to-deposits ratio (period-end balances)[3]	77.03	168.14	NM	97.47	77.16	158.39	NM	96.60	87 bps

Loans-to-deposits ratio (average balances)[3]	77.30	169.47	NM	98.59	77.12	169.68	NM	99.08	(49) bps

Return on average total tangible assets	1.29	1.82	NM	1.16	0.80	1.51	NM	0.89	27 bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

[3]	Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	FOR THE SIX MONTHS ENDED JUNE 30, 2018				FOR THE SIX MONTHS ENDED JUNE 30, 2017				CHANGE
									2018 from 2017
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income[2]	$1,492	$733	($13)	$2,212	$1,295	$690	$46	$2,031	$181	9%

Noninterest income	450	265	44	759	449	264	36	749	10	1

Total revenue	1,942	998	31	2,971	1,744	954	82	2,780	191	7

Noninterest expense	1,314	408	36	1,758	1,291	382	45	1,718	40	2

Profit (loss) before provision for credit losses	628	590	(5)	1,213	453	572	37	1,062	151	14

Provision for credit losses	138	5	20	163	124	20	22	166	(3)	(2)

Income (loss) before income tax expense (benefit)	490	585	(25)	1,050	329	552	15	896	154	17

Income tax expense (benefit)	123	133	(19)	237	116	185	(43)	258	(21)	(8)

Net income (loss)	$367	$452	($6)	$813	$213	$367	$58	$638	$175	27%

Average Balances

Total assets	$61,290	$51,286	$39,817	$152,393	$58,954	$49,488	$40,893	$149,335	$3,058	2%

Total loans and leases[3]	59,886	50,249	2,525	112,660	57,617	48,465	3,129	109,211	3,449	3

Deposits	76,414	30,488	7,386	114,288	74,623	28,858	6,893	110,374	3,914	4

Interest-earning assets	59,937	50,447	29,219	139,603	57,668	48,605	30,729	137,002	2,601	2

Key Metrics

Net interest margin	5.02%	2.93%	NM	3.17%	4.53%	2.86%	NM	2.97%	20 bps

Efficiency ratio	67.68	40.86	NM	59.17	74.00	40.14	NM	61.81	(264) bps

Loans-to-deposits ratio (period-end balances)[3]	77.03	168.14	NM	97.47	77.16	158.39	NM	96.60	87 bps

Loans-to-deposits ratio (average balances)[3]	78.37	164.81	NM	98.58	77.21	167.94	NM	98.95	(37) bps

Return on average total tangible assets	1.21	1.78	NM	1.12	0.73	1.50	NM	0.90	22 bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

[3]	Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
CONSUMER BANKING						2Q18 Change						2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
Net interest income[1]	$759	$733	$682	$674	$657	$26	4%	$102	16%	$1,492	$1,295	$197	15%

Noninterest income	228	222	229	227	229	6	3	(1)	–	450	449	1	–

Total revenue	987	955	911	901	886	32	3	101	11	1,942	1,744	198	11

Noninterest expense	658	656	654	648	644	2	–	14	2	1,314	1,291	23	2

Profit before provision for credit losses	329	299	257	253	242	30	10	87	36	628	453	175	39

Provision for credit losses	66	72	76	65	60	(6)	(8)	6	10	138	124	14	11

Income before income tax expense	263	227	181	188	182	36	16	81	45	490	329	161	49

Income tax expense	66	57	64	66	64	9	16	2	3	123	116	7	6

Net income	$197	$170	$117	$122	$118	$27	16%	$79	67%	$367	$213	$154	72%

Average Balances

Total assets	$61,232	$61,348	$60,911	$60,012	$59,244	($116)	–%	$1,988	3%	$61,290	$58,954	$2,336	4%

Total loans and leases[2]	59,830	59,942	59,547	58,679	57,922	(112)	–	1,908	3	59,886	57,617	2,269	4

Deposits	77,402	75,416	75,154	75,085	75,107	1,986	3	2,295	3	76,414	74,623	1,791	2

Interest-earning assets	59,880	59,994	59,598	58,729	57,973	(114)	–	1,907	3	59,937	57,668	2,269	4

Key Metrics

Net interest margin	5.08%	4.96%	4.54%	4.55%	4.54%	12 bps		54 bps		5.02%	4.53%	49 bps

Efficiency ratio	66.68	68.72	71.90	71.88	72.64	(204) bps		(596) bps		67.68	74.00	(632) bps

Loans-to-deposits ratio (period-end balances)[2]	77.03	76.80	79.49	78.59	77.16	23 bps		(13) bps		77.03	77.16	(13) bps

Loans-to-deposits ratio (average balances)[2]	77.30	79.48	79.23	78.15	77.12	(218) bps		18 bps		78.37	77.21	116 bps

Return on average total tangible assets	1.29	1.12	0.76	0.81	0.80	17 bps		49 bps		1.21	0.73	48 bps

Mortgage Banking Metrics

Total originations	$1,729	$1,367	$1,687	$1,875	$1,951	$362	26%	($222)	(11%)

Gain on sale of secondary originations[3]	2.24%	2.17%	2.47%	2.64%	2.52%	7 bps		(28) bps

[1]	We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

[2]	Includes loans held for sale.

[3]	In the first quarter 2018, we revised our methodology to calculate the gain on sale of secondary originations. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
COMMERCIAL BANKING						2Q18 Change						2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%

Net interest income[1]	$376	$357	$367	$354	$344	$19	5%	$32	9%	$733	$690	$43	6%

Noninterest income	140	125	138	136	130	15	12	10	8	265	264	1	–

Total revenue	516	482	505	490	474	34	7	42	9	998	954	44	5

Noninterest expense	200	208	195	195	192	(8)	(4)	8	4	408	382	26	7

Profit before provision for credit losses	316	274	310	295	282	42	15	34	12	590	572	18	3

Provision for credit losses	9	(4)	(1)	–	1	13	NM	8	NM	5	20	(15)	(75)

Income before income tax expense	307	278	311	295	281	29	10	26	9	585	552	33	6

Income tax expense	70	63	105	94	94	7	11	(24)	(26)	133	185	(52)	(28)

Net income	$237	$215	$206	$201	$187	$22	10%	$50	27%	$452	$367	$85	23%

Average Balances

Total assets	$52,170	$50,393	$50,169	$49,833	$49,731	$1,777	4%	$2,439	5%	$51,286	$49,488	$1,798	4%

Total loans and leases[2]	51,202	49,285	48,938	48,746	48,772	1,917	4	2,430	5	50,249	48,465	1,784	4

Deposits	30,214	30,766	31,514	30,751	28,744	(552)	(2)	1,470	5	30,488	28,858	1,630	6

Interest-earning assets	51,404	49,479	49,118	48,875	48,923	1,925	4	2,481	5	50,447	48,605	1,842	4

Key Metrics

Net interest margin	2.93%	2.93%	2.96%	2.88%	2.82%	– bps		11 bps		2.93%	2.86%	7 bps

Efficiency ratio	38.80	43.07	38.84	39.39	40.48	(427) bps		(168) bps		40.86	40.14	72 bps

Loans-to-deposits ratio (period-end balances)[2]	168.14	161.82	152.77	160.45	158.39	632 bps		975 bps		168.14	158.39	NM

Loans-to-deposits ratio (average balances)[2]	169.47	160.19	155.29	158.52	169.68	928 bps		(21) bps		164.81	167.94	(313) bps

Return on average total tangible assets	1.82	1.73	1.62	1.60	1.51	9 bps		31 bps		1.78	1.50	28 bps

[1]	We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

[2]	Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
OTHER[1]						2Q18 Change						2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
Net interest income[2]	($14)	$1	$31	$34	$25	($15)	NM	($39)	(156%)	($13)	$46	($59)	(128%)
Noninterest income	20	24	37	18	11	(4)	(17)	9	82	44	36	8	22

Total revenue	6	25	68	52	36	(19)	(76)	(30)	(83)	31	82	(51)	(62)
Noninterest expense	17	19	49	15	28	(2)	(11)	(11)	(39)	36	45	(9)	(20)

(Loss) profit before provision for credit losses	(11)	6	19	37	8	(17)	NM	(19)	(238)	(5)	37	(42)	(114)
Provision for credit losses	10	10	8	7	9	—	—	1	11	20	22	(2)	(9)

(Loss) income before income tax (benefit) expense	(21)	(4)	11	30	(1)	(17)	NM	(20)	NM	(25)	15	(40)	NM
Income tax (benefit) expense	(12)	(7)	(332)	5	(14)	(5)	(71)	2	14	(19)	(43)	24	56

Net (loss) income	($9)	$3	$343	$25	$13	($12)	NM	($22)	(169%)	($6)	$58	($64)	(110%)

Average Balances
Total assets	$39,851	$39,782	$40,031	$40,167	$40,903	$69	—%	($1,052)	(3%)	$39,817	$40,893	($1,076)	(3%)
Total loans and leases[3]	2,489	2,563	2,732	2,796	3,073	(74)	(3)	(584)	(19)	2,525	3,129	(604)	(19)
Deposits	7,526	7,241	7,085	7,111	6,939	285	4	587	8	7,386	6,893	493	7
Interest-earning assets	29,241	29,198	29,713	29,875	30,691	43	—	(1,450)	(5)	29,219	30,729	(1,510)	(5)

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.
[2]	We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.
[3]	Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
CONSOLIDATED						2Q18 Change						2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$1,121	$1,091	$1,080	$1,062	$1,026	$30	3%	$95	9%	$2,212	$2,031	$181	9%
Noninterest income	388	371	404	381	370	17	5	18	5	759	749	10	1

Total revenue	1,509	1,462	1,484	1,443	1,396	47	3	113	8	2,971	2,780	191	7
Noninterest expense	875	883	898	858	864	(8)	(1)	11	1	1,758	1,718	40	2

Profit before provision for credit losses	634	579	586	585	532	55	9	102	19	1,213	1,062	151	14
Provision for credit losses	85	78	83	72	70	7	9	15	21	163	166	(3)	(2)

Income before income tax expense (benefit)	549	501	503	513	462	48	10	87	19	1,050	896	154	17
Income tax expense (benefit)	124	113	(163)	165	144	11	10	(20)	(14)	237	258	(21)	(8)

Net income	$425	$388	$666	$348	$318	$37	10%	$107	34%	$813	$638	$175	27%

Average Balances
Total assets	$153,253	$151,523	$151,111	$150,012	$149,878	$1,730	1%	$3,375	2%	$152,393	$149,335	$3,058	2%
Total loans and leases[1]	113,521	111,790	111,217	110,221	109,767	1,731	2	3,754	3	112,660	109,211	3,449	3
Deposits	115,142	113,423	113,753	112,947	110,790	1,719	2	4,352	4	114,288	110,374	3,914	4
Interest-earning assets	140,525	138,671	138,429	137,479	137,587	1,854	1	2,938	2	139,603	137,002	2,601	2
Key Metrics
Net interest margin	3.18%	3.16%	3.08%	3.05%	2.97%	2 bps		21 bps		3.17%	2.97%	20 bps
Efficiency ratio	57.95	60.43	60.52	59.41	61.94	(248) bps		(399) bps		59.17	61.81	(264) bps
Loans-to-deposits ratio (period-end balances)[1]	97.47	96.97	96.74	98.36	96.60	50 bps		87 bps		97.47	96.60	87 bps
Loans-to-deposits ratio (average balances)[1]	98.59	98.56	97.77	97.59	99.08	3 bps		(49) bps		98.58	98.95	(37) bps
Return on average total tangible assets	1.16	1.08	1.83	0.96	0.89	8 bps		27 bps		1.12	0.90	22 bps

1 Includes loans and leases held for sale.

CREDIT-RELATED INFORMATION

(in millions)

	AS OF					JUNE 30, 2018 CHANGE
	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2018		June 30, 2017
						$	%	$	%
CREDIT EXPOSURE:
Loans and leases:
Commercial	$39,278	$38,277	$37,562	$37,706	$37,329	$1,001	3%	$1,949	5%
Commercial real estate	12,528	11,775	11,308	11,426	11,213	753	6	1,315	12
Leases	3,082	3,092	3,161	3,249	3,346	(10)	–	(264)	(8)

Total commercial loans and leases	54,888	53,144	52,031	52,381	51,888	1,744	3	3,000	6
Residential mortgages	17,814	17,346	17,045	16,619	16,082	468	3	1,732	11
Home equity loans	1,211	1,298	1,392	1,483	1,606	(87)	(7)	(395)	(25)
Home equity lines of credit	13,014	13,190	13,483	13,555	13,696	(176)	(1)	(682)	(5)
Home equity loans serviced by others[1]	465	504	542	599	647	(39)	(8)	(182)	(28)
Home equity lines of credit serviced by others[1]	124	136	149	166	182	(12)	(9)	(58)	(32)
Automobile	12,517	12,794	13,204	13,311	13,449	(277)	(2)	(932)	(7)
Education	8,450	8,324	8,134	8,014	7,720	126	2	730	9
Credit card	1,877	1,808	1,848	1,754	1,711	69	4	166	10
Other retail	3,047	2,881	2,789	2,269	2,065	166	6	982	48

Total retail loans	58,519	58,281	58,586	57,770	57,158	238	–	1,361	2

Total loans and leases	113,407	111,425	110,617	110,151	109,046	1,982	2	4,361	4
Derivative receivable:
Derivative receivable - commercial	217	268	611	588	399	(51)	(19)	(182)	(46)
Derivative receivable - retail	7	6	6	8	9	1	17	(2)	(22)

Total derivative receivable	224	274	617	596	408	(50)	(18)	(184)	(45)

Total credit-related assets	113,631	111,699	111,234	110,747	109,454	1,932	2	4,177	4
Lending-related arrangements:
Undrawn commitments to extend credit - commercial	37,657	35,915	35,745	34,871	34,962	1,742	5	2,695	8
Financial standby letters of credit	1,974	1,966	2,036	2,080	2,053	8	–	(79)	(4)
Performance letters of credit	120	109	47	42	41	11	10	79	193
Commercial letters of credit	56	43	53	68	66	13	30	(10)	(15)
Marketing rights	39	41	41	41	42	(2)	(5)	(3)	(8)
Risk participation agreements	14	18	16	20	22	(4)	(22)	(8)	(36)

Total commercial lending-related arrangements	39,860	38,092	37,938	37,122	37,186	1,768	5	2,674	7
Undrawn commitments to extend credit - retail	27,732	27,192	27,214	27,063	27,026	540	2	706	3
Residential mortgage loans sold with recourse	6	6	7	7	8	–	–	(2)	(25)

Total retail lending-related arrangements	27,738	27,198	27,221	27,070	27,034	540	2	704	3

Total lending-related arrangements	67,598	65,290	65,159	64,192	64,220	2,308	4	3,378	5

Total credit exposure	$181,229	$176,989	$176,393	$174,939	$173,674	$4,240	2%	$7,555	4%

Memo: Total credit exposure by product:
Commercial exposure	$94,965	$91,504	$90,580	$90,091	$89,473	$3,461	4%	$5,492	6%
Retail exposure	86,264	85,485	85,813	84,848	84,201	779	1	2,063	2

Total credit exposure	$181,229	$176,989	$176,393	$174,939	$173,674	$4,240	2%	$7,555	4%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	AS OF					JUNE 30, 2018 CHANGE
	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2018		June 30, 2017
						$/bps	%	$/bps	%
NONPERFORMING ASSETS:
Commercial	$249	$244	$238	$297	$376	$5	2%	($127)	(34%)
Commercial real estate	31	30	27	28	38	1	3	(7)	(18)
Leases	–	–	–	–	–	–	–	–	–

Total commercial loans and leases	280	274	265	325	414	6	2	(134)	(32)
Residential mortgages	119	128	128	124	135	(9)	(7)	(16)	(12)
Home equity loans	59	66	72	76	81	(7)	(11)	(22)	(27)
Home equity lines of credit	225	235	233	236	235	(10)	(4)	(10)	(4)
Home equity loans serviced by others[1]	19	23	25	26	27	(4)	(17)	(8)	(30)
Home equity lines of credit serviced by others[1]	17	17	18	21	25	–	–	(8)	(32)
Automobile	62	60	70	66	55	2	3	7	13
Education	40	41	38	38	35	(1)	(2)	5	14
Credit card	17	18	17	15	15	(1)	(6)	2	13
Other retail	7	6	5	5	3	1	17	4	133

Total retail loans	565	594	606	607	611	(29)	(5)	(46)	(8)

Nonperforming loans and leases	845	868	871	932	1,025	(23)	(3)	(180)	(18)

Other nonperforming assets - Retail	29	34	36	37	37	(5)	(15)	(8)	(22)

Nonperforming assets	$874	$902	$907	$969	$1,062	($28)	(3%)	($188)	(18%)

NONPERFORMING ASSETS BY PRODUCT:
Commercial	$280	$274	$265	$325	$414	$6	2%	($134)	(32%)
Retail	594	628	642	644	648	(34)	(5)	(54)	(8)

Total nonperforming assets	$874	$902	$907	$969	$1,062	($28)	(3%)	($188)	(18%)

ASSET QUALITY RATIOS:
Allowance for loan and lease losses to loans and leases	1.10%	1.12%	1.12%	1.11%	1.12%	(2) bps		(2) bps
Allowance for loan and lease losses to nonperforming loans and leases	148.20	143.60	141.96	131.35	118.98	460 bps		NM
Nonperforming loans and leases to loans and leases	0.75	0.78	0.79	0.85	0.94	(3) bps		(19) bps
Nonperforming assets to total assets	0.56	0.59	0.60	0.64	0.70	(3) bps		(14) bps

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q18 Change						2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS:
Commercial	$14	$3	$15	$3	$24	$11	NM	($10)	(42%)	$17	$44	($27)	(61%)
Commercial real estate	–	–	–	9	–	–	–	–	–	–	4	(4)	(100)
Leases	–	–	–	–	–	–	–	–	–	–	–	–	–

Total commercial loans and leases	14	3	15	12	24	11	NM	(10)	(42)	17	48	(31)	(65)
Residential mortgages	2	2	2	3	3	–	–	(1)	(33)	4	6	(2)	(33)
Home equity loans	1	3	2	4	3	(2)	(67)	(2)	(67)	4	5	(1)	(20)
Home equity lines of credit	7	7	7	8	9	–	–	(2)	(22)	14	19	(5)	(26)
Home equity loans serviced by others[1]	2	3	3	3	4	(1)	(33)	(2)	(50)	5	9	(4)	(44)
Home equity lines of credit serviced by others[1]	1	1	–	1	1	–	–	–	–	2	4	(2)	(50)
Automobile	36	46	50	46	41	(10)	(22)	(5)	(12)	82	85	(3)	(4)
Education	19	15	19	13	14	4	27	5	36	34	27	7	26
Credit card	18	16	15	15	15	2	13	3	20	34	31	3	10
Other retail	20	20	18	15	14	–	–	6	43	40	27	13	48

Total retail loans	106	113	116	108	104	(7)	(6)	2	2	219	213	6	3

Total gross charge-offs	$120	$116	$131	$120	$128	$4	3%	($8)	(6%)	$236	$261	($25)	(10%)

GROSS RECOVERIES:
Commercial	$2	$5	$13	$12	$7	($3)	(60%)	($5)	(71%)	$7	$12	($5)	(42%)
Commercial real estate	–	1	–	–	3	(1)	(100)	(3)	(100)	1	3	(2)	(67)
Leases	–	–	–	–	–	–	–	–	–	–	–	–	–

Total commercial loans and leases	2	6	13	12	10	(4)	(67)	(8)	(80)	8	15	(7)	(47)
Residential mortgages	1	2	1	2	2	(1)	(50)	(1)	(50)	3	3	–	–
Home equity loans	4	3	3	4	3	1	33	1	33	7	6	1	17
Home equity lines of credit	4	4	4	4	4	–	–	–	–	8	8	–	–
Home equity loans serviced by others[1]	3	4	4	5	5	(1)	(25)	(2)	(40)	7	9	(2)	(22)
Home equity lines of credit serviced by others[1]	2	1	1	2	2	1	100	–	–	3	4	(1)	(25)
Automobile	18	18	18	18	19	–	–	(1)	(5)	36	37	(1)	(3)
Education	4	4	5	3	3	–	–	1	33	8	7	1	14
Credit card	3	1	1	2	2	2	200	1	50	4	4	–	–
Other retail	3	3	3	3	3	–	–	–	–	6	6	–	–

Total retail loans	42	40	40	43	43	2	5	(1)	(2)	82	84	(2)	(2)

Total gross recoveries	$44	$46	$53	$55	$53	($2)	(4%)	($9)	(17%)	$90	$99	($9)	(9%)

NET CHARGE-OFFS (RECOVERIES):
Commercial	$12	($2)	$2	($9)	$17	$14	NM	($5)	(29%)	$10	$32	($22)	(69%)
Commercial real estate	–	(1)	–	9	(3)	1	100	3	100	(1)	1	(2)	(200)
Leases	–	–	–	–	–	–	–	–	–	–	–	–	–

Total commercial loans and leases	12	(3)	2	–	14	15	NM	(2)	(14)	9	33	(24)	(73)
Residential mortgages	1	–	1	1	1	1	100	–	–	1	3	(2)	(67)
Home equity loans	(3)	–	(1)	–	–	(3)	100	(3)	100	(3)	(1)	(2)	(200)
Home equity lines of credit	3	3	3	4	5	–	–	(2)	(40)	6	11	(5)	(45)
Home equity loans serviced by others[1]	(1)	(1)	(1)	(2)	(1)	–	–	–	–	(2)	–	(2)	100
Home equity lines of credit serviced by others[1]	(1)	–	(1)	(1)	(1)	(1)	100	–	–	(1)	–	(1)	100
Automobile	18	28	32	28	22	(10)	(36)	(4)	(18)	46	48	(2)	(4)
Education	15	11	14	10	11	4	36	4	36	26	20	6	30
Credit card	15	15	14	13	13	–	–	2	15	30	27	3	11
Other retail	17	17	15	12	11	–	–	6	55	34	21	13	62

Total retail loans	64	73	76	65	61	(9)	(12)	3	5	137	129	8	6

Total net charge-offs (recoveries)	$76	$70	$78	$65	$75	$6	9%	$1	1%	$146	$162	($16)	(10%)

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q18 Change						2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial	0.12%	(0.02%)	0.02%	(0.09%)	0.17%	14 bps		(5) bps		0.05%	0.17%	(12) bps
Commercial real estate	–	(0.02)	(0.01)	0.33	(0.10)	2 bps		10 bps		(0.01)	0.01	(2) bps
Leases	–	(0.01)	–	–	–	1 bps		– bps		–	–	– bps
Total commercial loans and leases	0.09	(0.02)	0.01	0.01	0.10	11 bps		(1) bps		0.03	0.13	(10) bps
Residential mortgages	0.02	–	0.01	0.03	0.02	2 bps		– bps		0.01	0.04	(3) bps
Home equity loans	(0.71)	0.04	(0.40)	(0.05)	0.07	(75) bps		(78) bps		(0.33)	(0.07)	(26) bps
Home equity lines of credit	0.10	0.10	0.07	0.12	0.16	– bps		(6) bps		0.10	0.16	(6) bps
Home equity loans serviced by others[1]	(1.53)	(0.62)	(0.92)	(0.99)	(0.58)	(91) bps		(95) bps		(1.06)	(0.09)	(97) bps
Home equity lines of credit serviced by others[1]	(3.33)	0.31	(1.01)	(2.51)	(0.02)	(364) bps		(331) bps		(1.44)	0.27	(171) bps
Automobile	0.57	0.87	0.95	0.83	0.65	(30) bps		(8) bps		0.72	0.71	1 bps
Education	0.72	0.53	0.75	0.48	0.56	19 bps		16 bps		0.63	0.56	7 bps
Credit card	3.36	3.22	2.95	2.93	3.20	14 bps		16 bps		3.29	3.28	1 bps
Other retail	2.31	2.40	2.50	2.13	2.29	(9) bps		2 bps		2.35	2.29	6 bps
Total retail loans	0.44	0.50	0.52	0.44	0.44	(6) bps		– bps		0.47	0.47	– bps
Total loans and leases	0.27%	0.26%	0.28%	0.24%	0.28%	1 bps		(1) bps		0.26%	0.30%	(4) bps
Memo: Average loans:
Commercial	$39,399	$37,960	$37,713	$37,448	$37,846	$1,439	4%	$1,553	4%	$38,683	$37,682	$1,001	3%
Commercial real estate	12,071	11,549	11,396	11,401	11,086	522	5	985	9	11,812	10,955	857	8
Leases	3,073	3,114	3,201	3,302	3,557	(41)	(1)	(484)	(14)	3,093	3,626	(533)	(15)

Total commercial loans and leases	54,543	52,623	52,310	52,151	52,489	1,920	4	2,054	4	53,588	52,263	1,325	3
Residential mortgages	17,488	17,162	16,794	16,323	15,646	326	2	1,842	12	17,326	15,466	1,860	12
Home equity loans	1,252	1,342	1,437	1,547	1,668	(90)	(7)	(416)	(25)	1,297	1,730	(433)	(25)
Home equity lines of credit	13,112	13,353	13,501	13,608	13,765	(241)	(2)	(653)	(5)	13,232	13,860	(628)	(5)
Home equity loans serviced by others[1]	480	520	564	618	668	(40)	(8)	(188)	(28)	500	693	(193)	(28)
Home equity lines of credit serviced by others[1]	130	142	156	173	188	(12)	(8)	(58)	(31)	136	198	(62)	(31)
Automobile	12,657	13,015	13,277	13,349	13,574	(358)	(3)	(917)	(7)	12,835	13,672	(837)	(6)
Education	8,374	8,283	8,071	7,814	7,490	91	1	884	12	8,329	7,165	1,164	16
Credit card	1,854	1,828	1,803	1,738	1,693	26	1	161	10	1,841	1,679	162	10
Other retail	2,966	2,847	2,537	2,163	1,959	119	4	1,007	51	2,906	1,880	1,026	55

Total retail loans	58,313	58,492	58,140	57,333	56,651	(179)	–	1,662	3	58,402	56,343	2,059	4

Total loans and leases	$112,856	$111,115	$110,450	$109,484	$109,140	$1,741	2%	$3,716	3%	$111,990	$108,606	$3,384	3%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q18 Change						2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,246	$1,236	$1,224	$1,219	$1,224	$10	1%	$22	2%	$1,236	$1,236	$—	—%
Charge-offs:
Commercial	14	3	15	12	24	11	NM	(10)	(42)	17	48	(31)	(65)
Retail	106	113	116	108	104	(7)	(6)	2	2	219	213	6	3

Total charge-offs	120	116	131	120	128	4	3	(8)	(6)	236	261	(25)	(10)
Recoveries:
Commercial	2	6	13	12	10	(4)	(67)	(8)	(80)	8	15	(7)	(47)
Retail	42	40	40	43	43	2	5	(1)	(2)	82	84	(2)	(2)

Total recoveries	44	46	53	55	53	(2)	(4)	(9)	(17)	90	99	(9)	(9)

Net charge-offs	76	70	78	65	75	6	9	1	1	146	162	(16)	(10)
Provision for loan and lease losses:
Commercial	16	23	49	24	(25)	(7)	(30)	41	164	39	(16)	55	NM
Retail	67	57	41	46	95	10	18	(28)	(29)	124	161	(37)	(23)

Total provision for loan and lease losses	83	80	90	70	70	3	4	13	19	163	145	18	12

Allowance for loan and lease losses - ending	$1,253	$1,246	$1,236	$1,224	$1,219	$7	1%	$34	3%	$1,253	$1,219	$34	3%

Reserve for unfunded lending commitments - beginning	$86	$88	$95	$93	$93	($2)	(2%)	($7)	(8%)	$88	$72	$16	22%
Provision for unfunded lending commitments	2	(2)	(7)	2	—	4	200	2	100	—	21	(21)	(100)

Reserve for unfunded lending commitments - ending	$88	$86	$88	$95	$93	$2	2%	($5)	(5%)	$88	$93	($5)	(5%)

Total allowance for credit losses - ending	$1,341	$1,332	$1,324	$1,319	$1,312	$9	1%	$29	2%	$1,341	$1,312	$29	2%

Memo: Total allowance for credit losses by product:
Commercial	$803	$797	$773	$733	$707	$6	1%	$96	14%	$803	$707	$96	14%
Retail	538	535	551	586	605	3	1	(67)	(11)	538	605	(67)	(11)

Total allowance for credit losses	$1,341	$1,332	$1,324	$1,319	$1,312	$9	1%	$29	2%	$1,341	$1,312	$29	2%

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF									FOR THE SIX MONTHS ENDED JUNE 30,
						JUNE 30, 2018 CHANGE						2018 Change
	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2018		June 30, 2017		2018	2017	2017
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)[1]:
CET1 capital	$14,604	$14,425	$14,309	$14,093	$14,057	$179	1%	$547	4%
Tier 1 capital	15,147	14,672	14,556	14,340	14,304	475	3	843	6
Total capital	18,056	17,905	17,781	17,560	17,586	151	1	470	3
Risk-weighted assets	130,621	129,066	127,692	127,203	125,774	1,555	1	4,847	4
Adjusted average assets[2]	148,341	146,441	145,601	144,500	144,404	1,900	1	3,937	3
CET1 capital ratio	11.2%	11.2%	11.2%	11.1%	11.2%
Tier 1 capital ratio	11.6	11.4	11.4	11.3	11.4
Total capital ratio	13.8	13.9	13.9	13.8	14.0
Tier 1 leverage ratio	10.2	10.0	10.0	9.9	9.9
TANGIBLE COMMON EQUITY (PERIOD-END):
Common stockholders’ equity	$19,924	$19,812	$20,023	$19,862	$19,817	$112	1%	$107	1%	$19,924	$19,817	$107	1%
Less: Goodwill	6,887	6,887	6,887	6,887	6,887	—	—	—	—	6,887	6,887	—	—
Less: Other intangible assets	2	2	2	2	2	—	—	—	—	2	2	—	—
Add: Deferred tax liabilities[3]	359	357	355	539	535	2	1	(176)	(33)	359	535	(176)	(33)

Total tangible common equity	$13,394	$13,280	$13,489	$13,512	$13,463	$114	1%	($69)	(1%)	$13,394	$13,463	($69)	(1%)

TANGIBLE COMMON EQUITY (AVERAGE):
Common stockholders’ equity	$19,732	$19,732	$19,624	$19,728	$19,659	$—	—%	$73	—%	$19,732	$19,560	$172	1%
Less: Goodwill	6,887	6,887	6,887	6,887	6,882	—	—	5	—	6,887	6,879	8	—
Less: Other intangible assets	2	2	2	2	2	—	—	—	—	2	1	1	100
Add: Deferred tax liabilities[3]	357	355	531	537	534	2	1	(177)	(33)	356	533	(177)	(33)

Total tangible common equity	$13,200	$13,198	$13,266	$13,376	$13,309	$2	—%	($109)	(1%)	$13,199	$13,213	($14)	—%

INTANGIBLE ASSETS (PERIOD-END):
Goodwill	$6,887	$6,887	$6,887	$6,887	$6,887	$—	—%	$—	—%	$6,887	$6,887	$—	—%
Other intangible assets	2	2	2	2	2	—	—	—	—	2	2	—	—

Total intangible assets	$6,889	$6,889	$6,889	$6,889	$6,889	$—	—%	$—	—%	$6,889	$6,889	$—	—%

1 The December 31, 2017 capital ratios reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

2 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

3 Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Key Performance Metrics:

Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases.

Our key performance metrics include:

Return on average tangible common equity (ROTCE);

Return on average total tangible assets (ROTA);

Efficiency ratio;

Operating leverage; and

Common equity tier 1 capital ratio.

In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Underlying” results. We believe that these “Underlying” results provide the best representation of our financial progress toward these goals as they exclude items that our management does not consider indicative of our on-going financial performance. KPMs that contain “Underlying” results are considered non-GAAP financial measures.

Non-GAAP Financial Measures:

This document contains non-GAAP financial measures. The following tables present reconciliations of our non-GAAP measures. These reconciliations exclude “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Underlying” results, which are non-GAAP measures, exclude certain items, as applicable, that may occur in a reporting period which management does not consider indicative of on-going financial performance.

The non-GAAP measures presented in the following tables include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “noninterest expense”, “pre-provision profit”, “total credit-related costs”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Underlying” results in any period reflect our operational performance in that period and, accordingly, it is useful to consider our GAAP results and our “Underlying” results together. We believe this presentation also increases comparability of period-to-period results.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q18 Change						2018 Change
		2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)		$388	$371	$404	$381	$370	$17	5%	$18	5%	$759	$749	$10	1%
Less: Notable items		–	–	17	–	(11)	–	–	11	100	–	(11)	11	100

Noninterest income, Underlying (non-GAAP)		$388	$371	$387	$381	$381	$17	5%	$7	2%	$759	$760	($1)	—%

Total revenue, Underlying:
Total revenue (GAAP)	A	$1,509	$1,462	$1,484	$1,443	$1,396	$47	3%	$113	8%	$2,971	$2,780	$191	7%
Less: Notable items		–	–	17	–	(11)	–	–	11	100	–	(11)	11	100

Total revenue, Underlying (non-GAAP)	B	$1,509	$1,462	$1,467	$1,443	$1,407	$47	3%	$102	7%	$2,971	$2,791	$180	6%

Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$875	$883	$898	$858	$864	($8)	(1%)	$11	1%	$1,758	$1,718	$40	2%
Less: Notable items		–	–	40	–	15	–	–	(15)	(100)	–	15	(15)	(100)

Noninterest expense, Underlying (non-GAAP)	D	$875	$883	$858	$858	$849	($8)	(1%)	$26	3%	$1,758	$1,703	$55	3%

Pre-provision profit:
Total revenue (GAAP)	A	$1,509	$1,462	$1,484	$1,443	$1,396	$47	3%	$113	8%	$2,971	$2,780	$191	7%
Less: Noninterest expense (GAAP)	C	875	883	898	858	864	(8)	(1)	11	1	1,758	1,718	40	2

Pre-provision profit (GAAP)		$634	$579	$586	$585	$532	$55	9%	$102	19%	$1,213	$1,062	$151	14%

Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,509	$1,462	$1,467	$1,443	$1,407	$47	3%	$102	7%	$2,971	$2,791	$180	6%
Less: Noninterest expense, Underlying (non-GAAP)	D	875	883	858	858	849	(8)	(1)	26	3	1,758	1,703	55	3

Pre-provision profit, Underlying (non-GAAP)		$634	$579	$609	$585	$558	$55	9%	$76	14%	$1,213	$1,088	$125	11%

Total credit-related costs, Underlying:
Provision for credit losses (GAAP)		$85	$78	$83	$72	$70	$7	9%	$15	21%	$163	$166	($3)	(2%)
Add: Lease impairment credit-related costs		–	–	–	–	26	–	–	(26)	(100)	–	26	(26)	(100)

Total credit-related costs, Underlying (non-GAAP)		$85	$78	$83	$72	$96	$7	9%	($11)	(11%)	$163	$192	($29)	(15%)

Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$549	$501	$503	$513	$462	$48	10%	$87	19%	$1,050	$896	$154	17%
Less: Income before income tax expense (benefit) related to notable items		–	–	(23)	–	–	–	–	–	–	–	–	–	–

Income before income tax expense, Underlying (non-GAAP)	F	$549	$501	$526	$513	$462	$48	10%	$87	19%	$1,050	$896	$154	17%

Income tax expense, Underlying:
Income tax expense (benefit) (GAAP)	G	$124	$113	($163)	$165	$144	$11	10%	($20)	(14%)	$237	$258	($21)	(8%)
Less: Income tax expense (benefit) related to notable items		–	–	(340)	–	–	–	–	–	–	–	(23)	23	100

Income tax expense, Underlying (non-GAAP)	H	$124	$113	$177	$165	$144	$11	10%	($20)	(14%)	$237	$281	($44)	(16%)

Net income, Underlying:
Net income (GAAP)	I	$425	$388	$666	$348	$318	$37	10%	$107	34%	$813	$638	$175	27%
Add: Notable items, net of income tax expense (benefit)		–	–	(317)	–	–	–	–	–	–	–	(23)	23	100

Net income, Underlying (non-GAAP)	J	$425	$388	$349	$348	$318	$37	10%	$107	34%	$813	$615	$198	32%

Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$425	$381	$666	$341	$318	$44	12%	$107	34%	$806	$631	$175	28%
Add: Notable items, net of income tax expense (benefit)		–	–	(317)	–	–	–	–	–	–	–	(23)	23	100

Net income available to common stockholders, Underlying (non-GAAP)	L	$425	$381	$349	$341	$318	$44	12%	$107	34%	$806	$608	$198	33%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q18 Change						2018 Change
		2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
							$/bps	%	$/bps	%			$/bps	%
Operating leverage:
Total revenue (GAAP)	A	$1,509	$1,462	$1,484	$1,443	$1,396	$47	3.33%	$113	8.15%	$2,971	$2,780	$191	6.86%
Less: Noninterest expense (GAAP)	C	875	883	898	858	864	(8)	(0.91)	11	1.19	1,758	1,718	40	2.30

Operating leverage								4.24%		6.96%				4.56%

Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,509	$1,462	$1,467	$1,443	$1,407	$47	3.33%	$102	7.29%	$2,971	$2,791	$180	6.43%
Less: Noninterest expense, Underlying (non-GAAP)	D	875	883	858	858	849	(8)	(0.91)	26	3.01	1,758	1,703	55	3.22

Operating leverage, Underlying (non-GAAP)								4.24%		4.28%				3.21%

Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	57.95%	60.43%	60.52%	59.41%	61.94%	(248) bps		(399) bps		59.17%	61.81%	(264) bps
Efficiency ratio, Underlying (non-GAAP)	D/B	57.95	60.43	58.50	59.41	60.36	(248) bps		(241) bps		59.17	61.02	(185) bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	G/E	22.58%	22.52%	(32.40%)	32.18%	31.13%	6 bps		(855) bps		22.55%	28.82%	(627) bps
Effective income tax rate, Underlying	H/F	22.58	22.52	33.68	32.18	31.13	6 bps		(855) bps		22.55	31.34	(879) bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$19,732	$19,732	$19,624	$19,728	$19,659	$–	–%	$73	–%	$19,732	$19,560	$172	1%
Return on average common equity	K/M	8.65%	7.83%	13.46%	6.87%	6.48%	82 bps		217 bps		8.24%	6.50%	174 bps
Return on average common equity, Underlying (non-GAAP)	L/M	8.65	7.83	7.05	6.87	6.48	82 bps		217 bps		8.24	6.27	197 bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$19,732	$19,732	$19,624	$19,728	$19,659	$–	–%	$73	–%	$19,732	$19,560	$172	1%
Less: Average goodwill (GAAP)		6,887	6,887	6,887	6,887	6,882	–	–	5	–	6,887	6,879	8	–
Less: Average other intangibles (GAAP)		2	2	2	2	2	–	–	–	–	2	1	1	100
Add: Average deferred tax liabilities related to goodwill (GAAP)		357	355	531	537	534	2	1	(177)	(33)	356	533	(177)	(33)

Average tangible common equity	N	$13,200	$13,198	$13,266	$13,376	$13,309	$2	–%	($109)	(1%)	$13,199	$13,213	($14)	–%

Return on average tangible common equity	K/N	12.93%	11.71%	19.92%	10.13%	9.57%	122 bps		336 bps		12.32%	9.62%	270 bps
Return on average tangible common equity, Underlying (non-GAAP)	L/N	12.93	11.71	10.43	10.13	9.57	122 bps		336 bps		12.32	9.28	304 bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$153,253	$151,523	$151,111	$150,012	$149,878	$1,730	1%	$3,375	2%	$152,393	$149,335	$3,058	2%
Return on average total assets	I/O	1.11%	1.04%	1.75%	0.92%	0.85%	7 bps		26 bps		1.08%	0.86%	22 bps
Return on average total assets, Underlying (non-GAAP)	J/O	1.11	1.04	0.92	0.92	0.85	7 bps		26 bps		1.08	0.83	25 bps
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	O	$153,253	$151,523	$151,111	$150,012	$149,878	$1,730	1%	$3,375	2%	$152,393	$149,335	$3,058	2%
Less: Average goodwill (GAAP)		6,887	6,887	6,887	6,887	6,882	–	–	5	–	6,887	6,879	8	–
Less: Average other intangibles (GAAP)		2	2	2	2	2	–	–	–	–	2	1	1	100
Add: Average deferred tax liabilities related to goodwill (GAAP)		357	355	531	537	534	2	1	(177)	(33)	356	533	(177)	(33)

Average tangible assets	P	$146,721	$144,989	$144,753	$143,660	$143,528	$1,732	1%	$3,193	2%	$145,860	$142,988	$2,872	2%

Return on average total tangible assets	I/P	1.16%	1.08%	1.83%	0.96%	0.89%	8 bps		27 bps		1.12%	0.90%	22 bps
Return on average total tangible assets, Underlying (non-GAAP)	J/P	1.16	1.08	0.96	0.96	0.89	8 bps		27 bps		1.12	0.87	25 bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q18 Change						2018 Change
		2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
							$/bps	%	$/bps	%			$/bps	%
Tangible book value per common share:
Common shares - at period-end (GAAP)	Q	484,055,194	487,551,444	490,812,912	499,505,285	505,880,851	(3,496,250)	(1%)	(21,825,657)	(4%)	484,055,194	505,880,851	(21,825,657)	(4%)
Common stockholders’ equity (GAAP)		$19,924	$19,812	$20,023	$19,862	$19,817	$112	1	$107	1	$19,924	$19,817	$107	1
Less: Goodwill (GAAP)		6,887	6,887	6,887	6,887	6,887	—	—	—	—	6,887	6,887	—	—
Less: Other intangible assets (GAAP)		2	2	2	2	2	—	—	—	—	2	2	—	—
Add: Deferred tax liabilities related to goodwill (GAAP)		359	357	355	539	535	2	1	(176)	(33)	359	535	(176)	(33)

Tangible common equity	R	$13,394	$13,280	$13,489	$13,512	$13,463	$114	1%	($69)	(1%)	$13,394	$13,463	($69)	(1%)

Tangible book value per common share	R/Q	$27.67	$27.24	$27.48	$27.05	$26.61	$0.43	2%	$1.06	4%	$27.67	$26.61	$1.06	4%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	S	484,744,354	487,500,618	492,149,763	500,861,076	506,371,846	(2,756,264)	(1%)	(21,627,492)	(4%)	486,114,872	507,903,141	(21,788,269)	(4%)
Average common shares outstanding - diluted (GAAP)	T	486,141,695	489,266,826	493,788,007	502,157,384	507,414,122	(3,125,131)	(1)	(21,272,427)	(4)	487,683,216	509,362,055	(21,678,839)	(4)
Net income per average common share - basic (GAAP)	K/S	$0.88	$0.78	$1.35	$0.68	$0.63	$0.10	13	$0.25	40	1.66	1.24	0.42	34
Net income per average common share - diluted (GAAP)	K/T	0.88	0.78	1.35	0.68	0.63	0.10	13	0.25	40	1.65	1.24	0.41	33
Net income per average common share - basic, Underlying (non-GAAP)	L/S	0.88	0.78	0.71	0.68	0.63	0.10	13	0.25	40	1.66	1.20	0.46	38
Net income per average common share - diluted, Underlying (non-GAAP)	L/T	0.88	0.78	0.71	0.68	0.63	0.10	13	0.25	40	1.65	1.19	0.46	39
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	U	$0.22	$0.22	$0.18	$0.18	$0.14	$—	—%	$0.08	57%	$0.44	$0.28	$0.16	57%
Dividend payout ratio	U/(K/S)	25%	28%	13%	26%	22%	(300) bps		300 bps		27%	23%	400 bps
Dividend payout ratio, Underlying (non-GAAP)	U/(L/S)	25	28	25	26	22	(300) bps		300 bps		27	23	400 bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q18 Change						2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
Other income, Underlying:
Other income (GAAP)	$15	$17	$40	$18	$2	($2)	(12%)	$13	NM	$32	$26	$6	23%
Less: Notable items	—	—	17	—	(11)	—	—	11	100	—	(11)	11	100

Other income, Underlying (non-GAAP)	$15	$17	$23	$18	$13	($2)	(12%)	$2	15%	$32	$37	($5)	(14%)

Salaries and employee benefits, Underlying[1]:
Salaries and employee benefits (GAAP)[1]	$453	$470	$450	$438	$432	($17)	(4%)	$21	5%	$923	$878	$45	5%
Less: Notable items	—	—	17	—	—	—	—	—	—	—	—	—	—

Salaries and employee benefits, Underlying (non-GAAP)[1]	$453	$470	$433	$438	$432	($17)	(4%)	$21	5%	$923	$878	$45	5%

Outside services, Underlying:
Outside services (GAAP)	$106	$99	$118	$99	$96	$7	7%	$10	10%	$205	$187	$18	10%
Less: Notable items	—	—	12	—	—	—	—	—	—	—	—	—	—

Outside services, Underlying (non-GAAP)	$106	$99	$106	$99	$96	$7	7%	$10	10%	$205	$187	$18	10%

Other operating expense, Underlying[1]:
Other operating expense (GAAP)[1]	$127	$120	$137	$133	$148	$7	6%	($21)	(14%)	$247	$272	($25)	(9%)
Less: Notable items	—	—	11	—	15	—	—	(15)	(100)	—	15	(15)	(100)

Other operating expense, Underlying (non-GAAP)[1]	$127	$120	$126	$133	$133	$7	6%	($6)	(5%)	$247	$257	($10)	(4%)

1As of January 1, 2018, we retrospectively adopted ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires the service cost component of net periodic pension and postretirement benefit cost to be reported separately in the Consolidated Statements of Operations from the other components. Prior periods have been adjusted to conform with the current period presentation.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		SECOND QUARTER 2018				FIRST QUARTER 2018				FOURTH QUARTER 2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$197	$237	($9)	$425	$170	$215	$3	$388	$117	$206	$343	$666
Less: Preferred stock dividends		—	—	—	—	—	—	7	7	—	—	—	—

Net income (loss) available to common stockholders	B	$197	$237	($9)	$425	$170	$215	($4)	$381	$117	$206	$343	$666

Return on average total tangible assets:
Average total assets (GAAP)		$61,232	$52,170	$39,851	$153,253	$61,348	$50,393	$39,782	$151,523	$60,911	$50,169	$40,031	$151,111
Less: Average goodwill (GAAP)		—	—	6,887	6,887	—	—	6,887	6,887	—	—	6,887	6,887
Average other intangibles (GAAP)		—	—	2	2	—	—	2	2	—	—	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	357	357	—	—	355	355	—	—	531	531

Average tangible assets	C	$61,232	$52,170	$33,319	$146,721	$61,348	$50,393	$33,248	$144,989	$60,911	$50,169	$33,673	$144,753

Return on average total tangible assets	A/C	1.29%	1.82%	NM	1.16%	1.12%	1.73%	NM	1.08%	0.76%	1.62%	NM	1.83%
Efficiency ratio:
Noninterest expense (GAAP)	D	$658	$200	$17	$875	$656	$208	$19	$883	$654	$195	$49	$898
Net interest income (GAAP)		759	376	(14)	1,121	733	357	1	1,091	682	367	31	1,080
Noninterest income (GAAP)		228	140	20	388	222	125	24	371	229	138	37	404

Total revenue (GAAP)	E	$987	$516	$6	$1,509	$955	$482	$25	$1,462	$911	$505	$68	$1,484

Efficiency ratio	D/E	66.68%	38.80%	NM	57.95%	68.72%	43.07%	NM	60.43%	71.90%	38.84%	NM	60.52%

		THIRD QUARTER 2017				SECOND QUARTER 2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$122	$201	$25	$348	$118	$187	$13	$318
Less: Preferred stock dividends		—	—	7	7	—	—	—	—

Net income available to common stockholders	B	$122	$201	$18	$341	$118	$187	$13	$318

Return on average total tangible assets:
Average total assets (GAAP)		$60,012	$49,833	$40,167	$150,012	$59,244	$49,731	$40,903	$149,878
Less: Average goodwill (GAAP)		—	—	6,887	6,887	—	—	6,882	6,882
Average other intangibles (GAAP)		—	—	2	2	—	—	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	537	537	—	—	534	534

Average tangible assets	C	$60,012	$49,833	$33,815	$143,660	$59,244	$49,731	$34,553	$143,528

Return on average total tangible assets	A/C	0.81%	1.60%	NM	0.96%	0.80%	1.51%	NM	0.89%
Efficiency ratio:
Noninterest expense (GAAP)	D	$648	$195	$15	$858	$644	$192	$28	$864
Net interest income (GAAP)		674	354	34	1,062	657	344	25	1,026
Noninterest income (GAAP)		227	136	18	381	229	130	11	370

Total revenue (GAAP)	E	$901	$490	$52	$1,443	$886	$474	$36	$1,396

Efficiency ratio	D/E	71.88%	39.39%	NM	59.41%	72.64%	40.48%	NM	61.94%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		FOR THE SIX MONTHS ENDED JUNE 30,
		2018				2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$367	$452	($6)	$813	$213	$367	$58	$638
Less: Preferred stock dividends		—	—	7	7	—	—	7	7

Net income (loss) available to common stockholders	B	$367	$452	($13)	$806	$213	$367	$51	$631

Return on average total tangible assets:
Average total assets (GAAP)		$61,290	$51,286	$39,817	$152,393	$58,954	$49,488	$40,893	$149,335
Less: Average goodwill (GAAP)		—	—	6,887	6,887	—	—	6,879	6,879
Average other intangibles (GAAP)		—	—	2	2	—	—	1	1
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	356	356	—	—	533	533

Average tangible assets	D	$61,290	$51,286	$33,284	$145,860	$58,954	$49,488	$34,546	$142,988

Return on average total tangible assets	A/D	1.21%	1.78%	NM	1.12%	0.73%	1.50%	NM	0.90%
Efficiency ratio:
Noninterest expense (GAAP)	E	$1,314	$408	$36	$1,758	$1,291	$382	$45	$1,718
Net interest income (GAAP)		1,492	733	(13)	2,212	1,295	690	46	2,031
Noninterest income (GAAP)		450	265	44	759	449	264	36	749

Total revenue (GAAP)	F	$1,942	$998	$31	$2,971	$1,744	$954	$82	$2,780

Efficiency ratio	E/F	67.68%	40.86%	NM	59.17%	74.00%	40.14%	NM	61.81%